UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2020

Cboe Global Markets, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34774	20-5446972
(Commission File Number)	(IRS Employer Identification No.)

400 South LaSalle Street

Chicago, Illinois 60605

(Address and Zip Code of Principal Executive Offices)

Registrant's telephone number, including area code (312) 786-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (16 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (16 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (16 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value of $0.01 per share	CBOE	CboeBZX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS’ APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Election of Director

On August 14, 2020, the Board of Directors (the “Board”) of Cboe Global Markets, Inc. (the “Company”) elected Jennifer J. McPeek to fill a vacancy on the Board. Ms. McPeek will receive compensation for her service on the Board as a non-employee member of the Board in the same manner as other non-employee members of the Board.  For a description of the Company’s director compensation programs, see “Director Compensation” in the definitive proxy statement filed by the Company on April 2, 2020 in connection with its 2020 Annual Meeting of Stockholders; provided, however, that following such annual meeting, the value of the annual stock retainer for the Company’s directors increased from $130,000 to $145,000.

Ms. McPeek, 50, is an independent advisor to companies on value-based management and incentive design. Previously, she has served as the Chief Financial Officer of Russell Investments from 2018 to 2019. From 2009 to 2017, Ms. McPeek was with Janus Henderson Investors plc and its predecessor company Janus Capital Group Inc., serving as the Chief Financial Officer from 2013 to 2017, and as the Chief Operating and Strategy Officer post-merger in 2017. Prior to that, Ms. McPeek was with ING Investment Management, Americas from 2005 to 2009, where she was a member of the management committee and led the strategy function. Ms. McPeek currently serves on the Board of Directors of First American Funds, Inc. She graduated magna cum laude from Duke University with an A.B. degree in Mathematics and Economics and received her M.S. degree in Financial Engineering from the MIT Sloan School of Management. Ms. McPeek holds the Chartered Financial Analyst designation.

Ms. McPeek has been appointed to the Audit Committee of the Board, effective upon her election to the Board.

There is no arrangement or understanding between Ms. McPeek and any other persons pursuant to which Ms. McPeek was elected to serve on the Board.

Ms. McPeek does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K.

A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1	Press Release, dated August 14, 2020
101	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CBOE GLOBAL MARKETS, INC.
(Registrant)

By:	/s/ Patrick Sexton
Patrick Sexton
Executive Vice President, General Counsel and
Corporate Secretary

Dated: August 17, 2020